
                                                                   EXHIBIT 10.27

                         YELLOW CORPORATION PENSION PLAN

                     AS AMENDED AND RESTATED JANUARY 1, 2004

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                                                                               .

                                TABLE OF CONTENTS

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ARTICLE I Purpose 1

ARTICLE II Definitions and Construction................................................       2
         2.1.     Definitions..........................................................       2
         2.2.     Construction.........................................................       7

ARTICLE III Participation and Service..................................................       8
         3.1.     Participation........................................................       8
         3.2.     Vesting Service......................................................       9
         3.3.     Credited Service.....................................................       9
         3.4.     Break in Service.....................................................      10
         3.5.     Military Service.....................................................      10
         3.6.     Transfer of Employment Between United States and Canada..............      11

ARTICLE IV Requirements for Retirement Pension.........................................      12
         4.1.     Normal Retirement Pension............................................      12
         4.2.     Vested Pension.......................................................      12
         4.3.     Minimum Benefit Pension:.............................................      13
         4.4.     Maximum Pension Benefit..............................................      14
         4.5.     Increase in Benefits:................................................      15
         4.6.     Special Rule Deletion of Maximum Age Limitation for Participation....      16
         4.7.     Transitional Rules pursuant to Notice 88-131.........................      16
         4.8.     Early Retirement Window..............................................      16

ARTICLE V Manner of Payment and Optional Pensions......................................      17
         5.1.     Qualified Joint and Survivor Annuity.................................      17
         5.2.     Qualified Pre-retirement Survivor Annuity:...........................      18
         5.3.     Optional Pension Payments............................................      18
         5.4.     Level Benefit........................................................      19
         5.5.     Commutation..........................................................      19
         5.6.     Limitations on Distributions.........................................      19
         5.7.     Direct Rollovers to Eligible Retirement Plans........................      20
         5.8.     No Duplication of Benefits:..........................................      21

ARTICLE VI Plan Financing..............................................................      22
         6.1.     Contributions........................................................      22
         6.2.     Trust Fund...........................................................      22
         6.3.     Contribution by Mistake of Fact......................................      22
         6.4.     Contributions Conditioned on Deductibility...........................      22

ARTICLE VII Administration.............................................................      23
         7.1.     Named Fiduciaries....................................................      23
         7.2.     Responsibilities and Powers of Administrative Committee:.............      23
         7.3.     Individual and Shared Responsibilities of Named Fiduciaries..........      24
         7.4.     Employment of Advisers...............................................      24
         7.5.     Fiduciary in More Than One Capacity..................................      24
         7.6.     Power to Construe and Interpret Plan.................................      24
         7.7.     Indemnity Agreement..................................................      24
         7.8.     Costs................................................................      24
         7.9.     Application and Forms for Pension....................................      24
         7.10.    Claims Procedure.....................................................      25

                                      - i -

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ARTICLE VIII Successor Employer and Merger or Consolidation of Plans...................      27
         8.1.     Successor Employer...................................................      27
         8.2.     Plan Assets..........................................................      27

ARTICLE IX Restrictions on Benefits Payable to Highly Compensated Employees............      28

ARTICLE X Plan Termination.............................................................      29
         10.1.    Right to Terminate...................................................      29
         10.2.    Partial Termination:.................................................      29
         10.3.    Liquidation of Trust Fund............................................      29
         10.4.    Manner of Distribution...............................................      30
         10.5.    Residual Amounts.....................................................      31

ARTICLE XI Amendments..................................................................      32
         11.1.    No Consent Required to Modify........................................      32
         11.2.    No Amendment to Lessen Vested Interest...............................      32
         11.3.    Amendments to be in Writing..........................................      32
         11.4.    When Consent of Trustee is Required..................................      32
         11.5.    Effective Date.......................................................      32

ARTICLE XII Miscellaneous..............................................................      33
         12.1.    No Right to Employment...............................................      33
         12.2.    Fund Sole Source of Pensions.........................................      33
         12.3.    Notice to be in Writing..............................................      33
         12.4.    Employees may Inspect Plan Documents.................................      33
         12.5.    Reliance on Information Furnished by Employee........................      33
         12.6.    Spendthrift Clause...................................................      33
         12.7.    Law to Govern........................................................      33
         12.8.    Complete Agreement Clause............................................      33
         12.9.    Copies of This Plan as Originals.....................................      34
         12.10.   Effect of Delay in Payment of Benefit................................      34
         12.11.   Qualified Domestic Relations Orders..................................      34

ARTICLE XIII Admission to the Plan of Affiliated Companies.............................      35
         13.1.    Method of Adoption...................................................      35
         13.2.    Definition of "Employer".............................................      35

ARTICLE XIV Multiple Trustees..........................................................      36
         14.1.    Multiple Trustees....................................................      36
         14.2.    Single Fund..........................................................      36
         14.3.    Transfer of Assets From One Trustee to Another.......................      36
         14.4.    Termination..........................................................      36

ARTICLE XV Tax Equity and Fiscal Responsibility Act of 1982/Top-Heavy Provisions.......      37
         15.1.    Application..........................................................      37
         15.2.    Special Vesting Rule.................................................      37
         15.3.    Special Minimum Benefit..............................................      37
         15.4.    Prohibited Distributions.............................................      38
         15.5.    Key Employee Defined.................................................      38
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                                     - ii -

                         YELLOW CORPORATION PENSION PLAN

                     As Amended and Restated January 1, 2004

                                   ARTICLE I

                                     Purpose

         Effective as of July 1, 1955, YELLOW FREIGHT SYSTEM, INC., adopted the "Yellow Freight Office, Clerical, Sales and Supervisory Personnel Pension Plan", hereinafter referred to as the "Plan", to provide retirement benefits for its Employees.

         The Plan was subsequently amended; and the Corporation adopted an amended and restated Plan, effective January 1, 1976.

         The Plan, as amended and restated effective January 1, 1976, was subsequently amended; and the Corporation adopted an amended and restated Plan, effective January 1, 1989.

         The Plan, as amended and restated effective January 1, 1989, was subsequently amended, and effective January 1, 2004, the Corporation changed the name of the Plan to the "Yellow Corporation Pension Plan" and adopted an amended and restated Plan as set forth herein.

         The Plan is intended to meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended.

         The provisions of this Plan shall apply only to an Employee who terminates Employment on or after the Effective Date. The rights and benefits, if any, of a former Employee shall be determined in accordance with the prior provisions of the Plan in effect on the date his Employment terminated unless the provisions of the Plan, as amended and restated, clearly indicate otherwise.

                                   ARTICLE II

                          Definitions and Construction

2.1. Definitions: Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

         (a)      Accrual Computation Period: This is the calendar year.

         (b) Accrued Benefit: The greater of (1) one-twelfth (1/12) of a Participant's total accumulation of Annual Unit Credits plus one-twelfth (1/12) of his Past Service Unit Credits, if any; or (2) one-twelfth (1/12) of the Accrued Minimum Benefit Pension, as provided in Section 4.3.

         (c) Actuarial (or Actuarially) Equivalent: Equality in value of the aggregate amount expected to be received under different forms of payment, based on the assumption as follows.

                  (1)      Annuity Forms of Payment.

                           (i)      A 7% interest rate; and

                           (ii) Mortality rates for Participants according to the 1971 Group Annuity Mortality Table and the mortality rates for spouses of Participants (or other beneficiaries) according to the 1971 Group Annuity Mortality Table set back six years (which results in a unisex mortality table).

                  (2)      Lump Sum Payments Payable Before January 1, 2000.

                           (i) An interest rate no greater than the applicable interest rate if the vested accrued benefit (using the applicable interest rate) is not in excess of $25,000, and

                           (ii) An interest rate no greater than 120 percent of the applicable interest rate if the vested accrued benefit exceeds $25,000 (as determined under subparagraph (i) above). In no event shall the present value determined under this subparagraph (ii) be less than $25,000.

                           (iii) For purposes of subparagraphs (i) and (ii) above, the term "applicable interest rate" means the interest rate which would be used (as of the beginning of the Plan Year of the date of distribution) by the PBGC for purposes of valuing a lump-sum distribution on Plan termination.

                  (3)      Lump Sum Payments Payable on or After January 1,
                           2000.

                           (i) The annual interest rate on 30-year Treasury securities as specified by the Commissioner for the month of November preceding the Plan Year in which the Participant's distribution is made or commences.

                           (ii) The 1983 Group Annuity Mortality Table using a blend of 50% of the male table and 50% of the female table, provided that effective December 31, 2002, this table shall be replaced by the 94 GAR/GATT 2003 Mortality Table prescribed in Revenue Ruling 2001-62.

                           (iii) Notwithstanding (i) and (ii) above, for any lump sum payment payable from January 1, 2000 through December 31, 2000, the actuarial assumptions in subparagraph (i) and
                  (ii) above will only be used if they produce a larger amount than the actuarial assumptions provided in (2) above.

                  (4) Level Benefit Option Payments. Notwithstanding (1) through (3) above, the level benefit option under Section 5.4 shall be computed on the basis of the interest and mortality assumptions specified for lump sum payments if those assumptions produce a larger benefit.

         (d) Actuary: The individual actuary or firm of actuaries selected by the Employer to provide actuarial services in connection with the administration of the Plan.

         (e) Affiliated Company: Any corporation or unincorporated trade or business which is a member of a group to which the Employer belongs that is a controlled group of corporations, a group of controlled trades or businesses (whether or not incorporated), or an affiliated service group, as those terms are defined in Sections 414(b), (c), (m) and (o) of the Code.

         (f) Annual Unit Credits: For service after December 31, 1967, a Participant will accumulate one (1) Annual Unit Credit, for each year of Credited Service, equal to 1.4% of his Base Wage for that year as defined in
Section 2.1(h)(2) and for service prior to January 1, 1968, a Participant will accumulate one (1) Annual Unit Credit for each year of Credited Service equal to 1.4% of his Base Wage multiplied by the number of months or portion thereof of Credited Service for that year as defined in Section 2.1(h)(l).

         (g) Authorized Leave of Absence: Any absence authorized by the Employer under the Employer's standard personnel practices.

         (h)      Base Wage:

                  (1)      Base Wage for Credited Service Prior to January 1,
         1968:

                           (i) With respect to Annual Unit Credits accrued prior to January 1, 1968, the "Base Wage" shall be the basic salary or wages, as amortized, being paid by the Employer or a Participating Affiliated Company to the Employee for personal services on or as of each January 1st with respect to the ensuing year or applicable portion thereof.

                           (ii) In determining "Base Wage" for service prior to January 1, 1968, if an Employee was compensated on any other than on a monthly basis, monthly wage shall be determined as follows:

                                    A.       Annual--Divided by 12;

                                    B.       Bi-Weekly--Multiply by 26 and
                                             Divide by 12;

                                    C.       Semi-Monthly--Multiply by 2;

                                    D.       Weekly--Multiply by 52 and Divide
                                             by 12;

                                    E.       Daily--Multiply by 260 and Divide
                                             by 12;

                                    F.       Hourly--Multiply by 2080 and Divide
                                             by 12.

                           (iii) If an Employee did not work for the full year or is not full time, then his monthly wage shall be determined as described above, but on a pro rata basis taking into consideration only the time actually worked.

                  (2)      Base Wage Credited Service After December 31, 1967:
         With respect to all Annual Unit Credits to be accrued under the Plan for Credited Service after December 31, 1967, an Employee's "Base Wage" shall be (i) the total salary, wages and cash bonuses paid to him for personal services by the Employer or a Participating Affiliated Company during the current year (or applicable portion thereof) before deductions for taxes or any other purpose (that is, "Base Wage" after that date shall include salary, wages, and cash bonuses which are included for the current year (or portion thereof) on the federal W-2 income tax form) plus (ii) the amount of any reduction in the Participant's salary, wages, and bonuses for the year (or applicable portion thereof) made pursuant to a salary reduction agreement under
         Section 401(k), Section 125 and/or Section 132(f)(4) of the Code.

                  (3) The Employee's "Base Wage" shall not include any fringe benefits or any other reportable income which is not salary, wages or bonuses.

                  (4) Effective for Plan Years after December 31, 1988, the compensation of each Participant taken into account under the Plan for any year to determine Base Wage shall not exceed $200,000 ($150,000 for Plan Years after December 31, 1993) as adjusted by the Secretary of the Treasury pursuant to Section 401 (a)(17) of the Code.

                  (5) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 2002, the Base Wage of each Employee taken into account under the Plan shall not exceed two hundred thousand dollars ($200,000), as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in the calendar year. For Plan Years beginning on or after January 1, 2002, any reference in the Plan to the limitation under Section 401(a)(17) of the Code shall mean the limitation set forth in this paragraph. If the Base Wage for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Base Wage for that prior determination period shall not exceed the limitation under Section 401(a)(17) of the Code in effect for that prior determination period. Notwithstanding the preceding sentence, in determining benefit accruals in Plan Years beginning on or after January 1, 2002, the limitation under Section 401(a)(17) of the Code for determination periods beginning before January 1, 2002 shall be two hundred thousand dollars ($200,000).

         (i) Board: The Board of Directors, or the Compensation Committee of the Board of Directors, of Yellow Roadway Corporation.

         (j)      Break in Service: Break in Service is defined in Section 3.4.

         (k)      Code: The Internal Revenue Code of 1986, as amended.

         (l) Corporation: Yellow Roadway Corporation (formerly known as Yellow Corporation and Yellow Freight System, Inc. of Delaware)

         (m) Credited Service: The period of a Participant's Employment considered in determining the amount of his Pension payable to or on behalf of the Participant in accordance with Section 3.3.

         (n) Effective Date: January 1, 2004, the date on which the provisions of this amended and restated Plan became effective. Some Sections of the Plan have earlier effective dates as indicated in this Plan and if ERISA or the Code requires an earlier effective date for any provision herein in order for this Plan and the Trust to be and remain qualified under Sections 401(a) and 501(a) of the Code, then the Effective Date of the provision shall be the date so required.

         (o) Eligibility Computation Period: The twelve (12) consecutive month period beginning with the Employment Commencement Date. In the event that an Employee fails to complete 1,000 Hours of Service in the twelve (12) consecutive months beginning with the Employment Commencement Date, the Eligibility Computation Period shall be the twelve (12) consecutive month period beginning with the first anniversary of the Employment Commencement Date, and, where additional Eligibility Computation Periods are necessary, the twelve consecutive month periods beginning on succeeding anniversaries of the Employment Commencement Date.

         (p) Eligible Spouse: A spouse who has been married to the Participant throughout the one (1) year period ending on the earlier of (a) the date the Participant's Pension commences or (b) the date of the Participant's death; provided, that if a Participant marries within one (1) year before the date the Participant's Pension commences and the Participant and the Participant's spouse in the marriage have been married for at least a one (1) year period ending on or before the date of the Participant's death, the Participant and the spouse shall be treated as having been married throughout the one (1) year period ending on the date the Participant's Pension commences. To the extent provided in a Qualified Domestic Relations Order and subject to all limitations of Section 414(b) of the Code, the former spouse of a Participant, if the former spouse and Participant had been married for one year, shall be treated as an Eligible Spouse.

         (q) Employee: Any person who, on or after the Effective Date, is receiving remuneration for personal services rendered to the Employer, or an Affiliated Company while it is an Affiliated Company. In addition, any Leased Employee who is leased by the Employer, or an Affiliated Company while it is an Affiliated Company, shall be treated as an Employee. However, contributions or benefits provided by the leasing organization for any Leased Employee which are attributable to services performed for the Employer shall be treated as provided by the Employer. The preceding sentences shall not apply to any Leased Employee if (a) Leased Employees do not constitute more than 20% of the Employer's non-highly compensated workforce (as defined by reference to Section 414(q) of the Internal Revenue Code) and (b) the Leased Employee is covered by a money purchase pension plan maintained by the leasing organization which provides (i) a nonintegrated employer contribution rate for each participant of at least 10 percent of compensation, (ii) full and immediate vesting and (iii) immediate participation for all employees of the leasing organization (except for those individuals whose compensation is less than $1,000 in each plan year during the 4-year period ending with the plan year).

         (r) Employer: Yellow Roadway Corporation (formerly known as Yellow Corporation and Yellow Freight System, Inc. of Delaware) a corporation existing under the laws of the State of Delaware, or its successor or successors and where provided by Article XIII, "Employer" shall also refer to a Participating Affiliated Company.

         (s)      Employment: The period during which a person is an Employee.

         (t) Employment Commencement Date (not applicable to Vesting Computation Period): This is the date on which the Employee first performs an Hour of Service for the Employer and in the case of an Employee of a Participating Affiliated Company, it is the date on which the company becomes an Affiliated Company, or date he first performs an Hour of Service, if later.

         (u) ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

         (v)      Hour of Service or Hour of Employment:

                  (1) An Hour of Service is each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliated Company during the applicable computation period. For purposes of this Section 2.1(v), "computation period" means the Accrual Computation Period, the Eligibility Computation Period or the Vesting Computation Period, as applicable.

                  (2) An Hour of Service is each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Short-Term Disability, defined as the first 6 months of an Employee's disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence:

                           (i) No more than 501 Hours of Service shall be credited under this subsection (v)(2) to an Employee on account of a single continuous period during which the Employee performs no duties (whether or not the period occurs in a single computation period), provided, that a Participant shall be credited with the numbers of Hours of Service represented by the compensation paid to the Participant by the Employer or Affiliated Company during his period of Short-Term Disability. Hours of Service accrued during a period of Short-Term Disability will be credited to the Participant for the computation period in which the Short-Term Disability was paid.

                           (ii) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if the payment is made or due under a plan, if any, maintained solely for the purpose of complying with applicable Workers' Compensation, or Unemployment Compensation or disability insurance law; and

                           (iii) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. For purposes of this subsection (v)(2), payment shall be deemed to be made by or due from the Employer or an Affiliated Company regardless of whether the payment is made by or due from the Employer, directly or indirectly through, among others, a trust, fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made are due to the trust fund, insurer or other entity or for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

                  (3) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or Affiliated Company. The same Hours of Service shall not be credited both under subsection (v)(1) or subsection (v)(2), as the case may be, and under this subsection. Thus, for example, an Employee who receives a back pay award following a determination that he or she was paid at an unlawful rate for Hours of Service previously credited will not be entitled to additional credit for the same Hours of Service. Crediting for Hours of Service for back pay awarded or agreed to with respect to period described in subsection (v)(2) shall be subject to the limitations set forth in that subsection. For example, no more than 501 Hours of Service are required to be credited for payments of back pay, to the extent that that back pay is agreed to or awarded for a period of time during which an Employee did not or would not have performed duties.

                  (4) Solely for the purpose of determining whether a one year Break in Service has occurred for purposes of eligibility or vesting, during a "parental absence" (as defined below) an Employee shall be credited with the Hours of Service which otherwise would normally have been credited to the Employee but for the absence, or in any case in which the hours cannot be determined, eight Hours of Service per day of the absence. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period; or in all other cases, in the following computation period.

                  (5) As used in subsection (v)(4) above, the term "parental absence" means an Employee's absence from work which begins on or after January 1, 1985 (a) by reason of pregnancy of the Employee
         (b) by reason of birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with adoption of the child by the Employee, or (d) for purposes of caring for the child for a period beginning immediately following the birth or placement.

                  (6) An Employee who is on an unpaid leave of absence pursuant to the terms of the Family and Medical Leave Act of 1993 will be credited with Hours of Service for the purpose of determining whether a Break in Service has occurred, provided the Employee returns after the leave.

         (w) Leased Employee: Any individual (other than a common law employee of the Employer) who pursuant to an agreement between the Employer and other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least 1 year, and the services are performed under the primary direction and control of the Employer.

         (x) Named Fiduciaries: The Employer, the Administrative Committee, and the Trustee, but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in Section 7.1.

         (y) Normal Retirement Date and Age: The later of (a) the last day of the calendar month in which the Participant's sixty-fifth (65th) birthday occurs; or (b) the last day of the calendar month in which the Participant terminates employment. A Participant will attain his "Normal Retirement Age" on his 65th birthday except that "Normal Retirement Age" for an Employee who becomes a Participant within the five-year period preceding his 65th birthday shall be the first day of the calendar month coincident with or immediately following completion of the Participant's fifth year of Vesting Service (or Plan participation, whichever is earlier).

         (z) Participant: Any Employee of the Employer or a Participating Affiliated Company who has become a Participant as provided in Article III hereof.

         (aa) Participating Affiliated Company: An Affiliated Company which has adopted the Plan.

         (bb) Past Service Unit Credits: For service prior to July 1, 1955, a Participant will accumulate a Past Service Unit Credit equal to 1.4% of his monthly wage as of July 1, 1955, times the number of months of continuous service immediately prior to July 1, 1955, provided, that a Participant shall not accumulate a Past Service Unit Credit unless he was eligible to participate in the Plan as of July 1, 1955, and unless he was employed by Yellow Freight System, Inc., or as provided under the Prior Plan.

         (cc) PBGC: Pension Benefit Guaranty Corporation, a body corporate within the Department of Labor established under the provisions of Title IV of ERISA.

         (dd) Pension: A series of monthly amounts which are payable to a person who is entitled to receive benefits under the Plan.

         (ee)     Pension Administrative Committee or Administrative Committee:
The persons appointed under the provisions of Article VII to administer the Plan.

         (ff) Plan: The Yellow Corporation Pension Plan (formerly known as the Yellow Freight Office, Clerical, Sales and Supervisory Personnel Pension
Plan), the Plan set forth herein, as amended from time to time.

         (gg) Plan Year: The twelve (12) month period commencing on January 1 and ending on December 31.

         (hh)     Prior Plan: The Plan as it existed prior to January 1, 1976

         (ii)     Sponsoring Employer: The Corporation.

         (jj) Trust Fund: All cash, securities and other property held by the Trustee pursuant to the terms of a trust agreement between the Corporation and the Trustee together with any income therefrom.

         (kk) Trustee: One or more corporations or individuals appointed by the Corporation to administer the Trust.

         (ll) Vesting Computation Period: Subject to Section 3.4(a), this is the 12-consecutive month period beginning with the latest of the following dates, and each anniversary thereof:

                  (1) The date on which the Employee first performs an Hour of Service for the Employer or an Affiliated Company while it is an Affiliated Company;

                  (2)      Date on which the Employee attains age 18;

                  (3)      July 1, 1955. (Date the original plan was adopted.)

         (mm) Vesting Service: The period of a Participant's Employment considered in the determination of his eligibility for a Pension under the Plan in accordance with Section 3.2.

2.2. Construction: The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof", "herein", "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or Section.

                                  ARTICLE III

                            Participation and Service

3.1.     Participation.

         (a)      The following individuals shall be excluded from the Plan;

                  (1) Any individual who is covered by a collective bargaining agreement which does not expressly provide for inclusion of the Employee in this Plan,

                  (2) Any individual who is not classified as Office, Clerical, Sales or Supervisory (including executive),

                  (3) Any individual who is working on a permanent basis outside of the United States (as defined in Section 3(10) of ERISA) and who is paid in other than United States currency,

                  (4) Any individual who is a non-resident alien and who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code),

                  (5) Any individual who is classified as an independent contractor by the Employer, regardless of the classification placed on the person by the Internal Revenue Service or other governmental agency or a court of competent jurisdiction,

                  (6) Any individual who is an active participant in (1) the Roadway LLC Pension Plan or any other defined benefit plan intended to be qualified under Section 401(a) of the Code maintained by an Employer or an Affiliated Company, or (2) the Yellow Roadway Corporation Core Retirement Plan.

         (b) Any Employee participating in the Plan on December 31, 2003, shall continue to participate in the Plan on January 1, 2004 if he is an Employee of the Employer on that date.

         (c) Any Employee not excluded from the Plan shall become an "Active Participant" in this Plan as follows:

                  (1) Any Employee (excluding those who were ineligible under the Prior Plan because of having reached his fifty-fifth (55th) birthday) hired or first satisfying eligibility requirements of the Prior Plan during the period of January 2, 1973, to December 31, 1975, will commence participation or retroactively commence participation on the later of following dates:

                           (i) January 1 coincident with or next following date of hire; and

                           (ii) January 1 coincident with or next following the date he first meets the eligibility requirements of the Prior Plan.

                  (2) Notwithstanding 3.1(a) above, any Employee not a Participant as of January 1, 1976 who has both attained twenty-five
         (25) and completed during the twelve (12) month period ending December 31, 1975, not less than 1,000 Hours of Service (and who is eligible for participation) shall become an Active Participant on January 1, 1976.

                  (3) The participation of any Employee eligible on or after January 1, 1976, to become an Active Participant shall commence on the first day of the month coincident with or next following the date on which he has both attained age twenty-five (25) and has completed not less than 1,000 Hours of Service during his Eligibility Computation Period ending prior to that date.

                  (4) Beginning January 1, 1985, the participation of any Employee eligible to become an Active Participant shall commence on the first day of the month, but not prior to January 1, 1985, coincident with or next following the date on which he has both attained age twenty-one (21) and has completed not less than 1,000 Hours of Service during his Eligibility Computation Period ending prior to that date.

                  (5) Notwithstanding the foregoing, prior to January 1, 1985, any Employee whose Employment commenced on or after sixtieth
         (60th) birthday was excluded from Participation in the Plan.

         (d) If any Active Participant changes employment status so that he becomes an individual described in Section 3.1(a), the Participant shall cease to be an Active Participant on the day his employment status changes. If the Participant continues to be an Employee, he shall continue as a Participant under the Plan but shall not be considered as an Active Participant until the day upon which his employment status changes so that he is not precluded from being an Active Participant under Section 3.1(a).

         (e) After a Break in Service, the provisions of Section 3.4 shall be applicable.

         (f) Notwithstanding any other provision of the Plan, the provisions of this Section 3.1(f) shall be controlling.

                           (i) No Employee hired after December 31, 2003 shall become a Participant or an Active Participant of the Plan.

                           (ii) Any Participant who incurs a Break in Service and is reemployed after December 31, 2003 shall not become an Active Participant of the Plan or accrue any additional benefits under the Plan.

                           (iii) An Employee of an Affiliated Company, that is not a Participating Affiliated Company, who transfers to employment with the Employer after December 31, 2003, shall be excluded from the Plan.

                           (iv) Any Employee who is an Active Participant (or any Employee who is eligible to become an Active Participant upon completion of the age and service requirements of Sections 3.1(b) and (c)) on December 31, 2003 will continue to be an Active Participant (or will become an Active Participant after completion of the age and service requirements of Sections 3.1(b) and (c)).

3.2. Vesting Service: A Participant's eligibility for Vesting of any Pension under the Plan shall be determined by his period of Vesting Service in accordance with the following:

         (a) Vesting Service Prior to January 1, 1976: For a Participant as of the Effective Date, who had been covered under the Prior Plan, the Participant's last period of continuous employment with the Employer ending on the last day of his Vesting Computation Period which ends within the twelve month period prior to January 1, 1976, the period of employment to be counted as beginning on the first day of his initial Vesting Computation Period, as defined in Section 2.1(ll), shall be counted as Vesting Service, including periods of Authorized Leave of Absence credited as service under the provisions of the Plan in effect prior to January 1, 1976. Notwithstanding any provisions to the contrary, no Vesting Service prior to July 1, 1955, shall be considered for vesting purposes.

         (b) Vesting Service from and after January 1, 1976: Subject to the Break in Service provisions of Section 3.4, a Participant shall accrue a year of Vesting Service for each Vesting Computation Period ending on or after January 1, 1976 in which he has 1,000 or more Hours of Employment.

3.3. Credited Service: The amount of any Pension payable to or on behalf of a Participant shall be determined on the basis of his Credited Service, in accordance with the following:

         (a) Credited Service Prior to January 1, 1976: As of January 1, 1976, a Participant who has been covered under the Prior Plan shall have the Credited Service as provided under the Prior Plan.

         (b) Credited Service From and After January 1, 1976: Subject to the Break in Service provisions of Section 3.4, an Active Participant shall accrue one year of Credited Service for each calendar year after he becomes an Active Participant in which he has 1,000 or more Hours of Employment. If he is an Active Participant during only a part of the calendar year, he will accrue Credited Service for the period of active participation provided his Hours of Employment equal or exceed a proration of 1,000 hours based on the proportion that the period of active participation bears to the calendar year. For example, if he is an Active Participant for six months (one-half) of the calendar year, he will accrue six months of Credited Service if he has 500 or more Hours of Employment during the period (or periods) of active participation.

         (c) Credited Service shall not accrue to any Employee while he is not an Active Participant in the Plan; and if he thereby ceases to be an Active Participant but remains an Employee, he shall receive no Credited Service until he is again an Active Participant.

3.4.     Break in Service.

         (a) The following Break in Service rules apply only to Breaks in Service on or after January 1, 1985. The Prior Plan shall govern Breaks in Service prior to January 1, 1976. On and after January 1, 1976, and before January 1, 1985, Breaks in Service shall be governed by the rules of the Plan in effect at the time the Breaks in Service occurred. A Vesting Computation Period beginning on or after January 1, 1976 during which a Participant does not complete more than 500 Hours of Employment shall constitute a Break in Service. Upon incurring a Break in Service, an Employee's rights and Benefits under the Plan shall be determined in accordance with his Vesting Service, Credited Service, and Compensation at the time of the Break in Service. If a Participant who satisfied the requirements for a deferred Vested Pension under Section 4.2 (which means he had a vested interest under the Plan) at the time of a Break in Service, is again employed in an eligible class and becomes an Active Participant in accordance with Section 3.1, his pre-Break in Service Vesting Service and Credited Service shall be restored in determining his rights and Benefits under the Plan and he shall reparticipate in the Plan immediately upon re-employment. If a Participant who had not fulfilled the requirements for a deferred Vested Pension under Section 4.2 at the time of a Break in Service is again employed in an eligible class and becomes an Active Participant in accordance with Section 3.1, his years of pre-Break in Service Vesting Service and Credited Service shall be restored unless the number of consecutive one-year Breaks in Service equal or exceeds the greater of (a) five consecutive one-year Breaks in Service or (b) the aggregate number of years of pre-Break in Service Vesting Service, otherwise all the credits shall be cancelled and he shall begin as a new employee. If the Participant's pre-Break in Service Vesting Service is restored as provided in the preceding sentence, then he shall commence participation immediately upon being re-employed in an eligible class and becoming an Active Participant in accordance with Section 3.1.

         (b) Any Active Participant who transfers employment from one Employer to another Employer, both Employers under the Plan, shall not for that sole reason be considered as breaking service or terminating Employment and shall retain all of his rights as an Active Participant.

         (c) Except as provided in Section 4.1, a Participant shall not receive a Pension during a period of Employment. If a Participant has received Pension payments under the Plan and returns to Employment so that his Pension is suspended, the Pension payable upon his subsequent Retirement shall be reduced by the Actuarial Equivalent of any Pension payments, except disability retirement pension payments under the Plan prior to July 16, 1979, he received prior to his subsequent retirement, provided, that no adjustment to a Pension shall be made unless the adjustment satisfies the requirements of Section 411(b) of the Code.

3.5. Military Service: A leave of absence due to service in the Armed Forces of the United States and which meets the applicable requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA) shall not constitute a Break in Service and shall be considered as Vesting Service and Credited Service under the Plan, provided that the Employee receives an honorable discharge from the military service and returns to employment with the Employer within the period provided by USERRA.

3.6.     Transfer of Employment Between United States and Canada:
Notwithstanding any provision of this Plan to the contrary, this Section shall apply to any Employee transferred to, or from, employment with the Employer in Canada.

         (a)      Transfer to Canada.

                  (1) Vesting Service and Credited Service for Year Prior to Transfer: In the event a Participant is transferred to Canada for employment as a Canadian employee with the Corporation, the Vesting Service or Credited Service accrued to the end of the year preceding the year of his transfer shall be retained for his benefit under this Plan and his accumulated benefits under this Plan will be payable at his subsequent retirement, termination of employment, disability, or death, according to the terms of the Plan.

                  (2) Transfer of Vesting Service: The Participant's years of "Vesting Service" as defined under this Plan shall be considered years of "Continuous Service" under the Pension Plan for Canadian Employees of Yellow Freight System, Inc. (the "Canadian Plan").

                  (3) Credited Participation During Year of Transfer: The transferred Participant's period of Continuous Service under the Canadian Plan will include the period from January 1 of the year in which the Participant transfers to Canadian employment to the date of the transfer. For example, if a Participant transfers to the Canadian Plan on August 1 and remains a Canadian Employee with the Corporation through the end of that year, he would accrue one (1) year of Credited Participation or Continuous Participation under the Canadian Plan for the term January 1 through December 31 in the year of his transfer.

                  (4) Calculation of Benefits: "Earnings" under the Canadian Plan for the year of the Employee's transfer will include the Employee's "Base Wage" under this Plan for the period from January 1 of the year in which the Participant transfers to Canada for employment as a Canadian Employee to the date of transfer. In no event will a Participant accrue less in benefits during his year of transfer to the Canadian Plan than the benefit he would have accrued under this Plan for the same period.

         (b)      Transfer from Canada:

                  (1)      Continuous Service Shall Be Deemed Vesting Service:
         In the event an Employee who was a Member of the Canadian Plan is transferred to Employment within the United States and is eligible to participate in this Plan under Section 3.1 of the Plan, his years of "Continuous Service" under the Canadian Plan shall be considered "Vesting Service" under this Plan.

                  (2) Credited Service and/or Vesting Service During Year of Transfer: The transferred Participant's period of Credited Service and/or Vesting Service under this Plan shall include the period from January 1 of the year in which the Employee transfers to Employment within the United States to the date of the transfer.

                  (3) Calculation of Benefits: The transferred Participant's "Basic Wage" under this Plan shall include "Earnings" under the Canadian Plan for the period from January 1 of the year of transfer to Employment within the United States to the date of transfer. In no event will a transferred Participant's accrued benefits in this Plan during his year of transfer be less than the benefit he would have accrued under the Canadian plan for the same period.

         (c) Administrative Committee to Regulate Transfers: The Administrative Committee shall enact rules, regulations and/or interpretations it may deem proper and necessary to facilitate the efficient transfer, of Employees to and from the Canadian Plan.

                                   ARTICLE IV

                       Requirements for Retirement Pension

4.1.     Normal Retirement Pension

         (a) Upon attaining Normal Retirement Age, a Participant shall be eligible for and have a nonforfeitable right to a Normal Retirement Pension, payable monthly, equal to his Accrued Benefit, calculated as of the date he actually terminates Employment. The monthly pension is payable for life and is calculated on a single life basis; however, it may be paid out on other than a single life basis. The various methods for payment are described in Article V. A Normal Retirement Pension shall commence as of the last day of the month immediately following the month the Participant terminates Employment. Notwithstanding the foregoing, a Participant shall receive his Normal Retirement Pension benefit as described in this Section 4.1 for each month after attaining Normal Retirement Age in which the Participant accrues fewer than forty (40) Hours of Employment.

         (b) Likewise, a retired Participant who is receiving a monthly pension shall have his pension payments suspended if he is reemployed after his Normal Retirement Age unless he will accrue less than forty (40) Hours of Employment per month.

4.2.     Vested Pension

         (a) Normal Retirement. Upon termination of Employment, a Participant not eligible for a Normal Retirement Pension shall be eligible for a Vested Pension if he has completed five (5) or more years of Vesting Service. The Vested Pension, payable monthly, is equal to the Participant's Accrued Benefit. The Vested Pension is payable for life and is calculated on a single life basis; however, the Vested Pension may be paid out on other than a single life basis. The various methods of payment are described in Article V. Unless the Participant elects the early retirement pension provided in Section 4.2(b), his Vested Pension shall commence as of his Normal Retirement Date.

         (b) Early Retirement. If the Participant has completed ten (10) or more years of Credited Service, he may request the Administrative Committee to authorize commencement of his Pension as of the last day of any subsequent calendar month within the ten (10) year period preceding his Normal Retirement Date (i.e., a Participant's earliest retirement date is age 55 and accrual of ten (10) years of Credited Service). If the Participant requests the early commencement, his Pension shall commence as of the date so requested, but the amount thereof shall be the following percentage of his Accrued Benefit, using linear interpolation for non-integral ages:

AGE       PERCENTAGE
---       ----------
65           100
64            90
63            81
62            73
61            66
60            60
59            55
58            50
57            46
56            43
55            40

         (c) Rule of 85 Service Retirement. Notwithstanding (a) above, for a Participant who terminates Employment on or after January 1, 2000 and after the sum of his attained age and his years of "Rule of 85 Service" (as defined below) is 85 or more, there shall be no reduction of his Accrued Benefit and the Participant may request the Administrative Committee to authorize commencement of his Pension as of the last day of any subsequent calendar month. For purposes of the preceding sentence, "Rule of 85 Service" shall have the same meaning as Vesting Service under Section 3.2(b), provided that the counting method specified therein shall be applied to all periods of Employment (including Employment prior to January 1, 1976).

         (d) Minimum Benefit after December 31, 1980. As of any benefit determination date after December 31, 1980, the amount of Pension payable on a single-life basis shall not be less than the amount of Pension payable on a single-life basis, determined as the product of the smaller of (a) and (b), multiplied by (c); where (a) is the Accrued Benefit as of December 31, 1980, (b) is the Accrued Benefit as of the Benefit determination date, and (c) is the early retirement reduction factor using the basis in effect on December 31, 1980.

4.3.     Minimum Benefit Pension:

         (a)      Unit of Minimum Pension: (1) divided by (2), where

                  (1) is 1-3/7% of Average Final Compensation (as defined in (c) below) multiplied by Projected Credited Service (as defined in
         (e) below) at Normal Retirement Date less 1-3/7% of Primary Social Security (as defined in (d) below) multiplied by Projected Credited Service at Normal Retirement Date, maximum thirty (30);

                  (2)      is the Projected Credited Service at Normal
         Retirement Date.

         (b) Accrued Minimum Benefit Pension: The greater of (1) or (2) where

                  (1) is the Unit of Minimum Pension determined in accordance with Section 4.3(a) multiplied by the Credited Service at date of determination plus one-third (1/3) of the excess, if any, of Credited Service at date of determination over one-half (1/2) of Projected Credited Service at Normal Retirement Date;

                  (2) is the Minimum Benefit Pension determined as of December 31, 1993 plus the product of the Unit of Minimum Pension determined in accordance with Section 4.3(a) multiplied by the difference of (i) minus (ii) where:

                           (i)      is the Credited Service at date of
                  determination plus one-third (1/3) of the excess, if any, of Credited Service at date of determination over one-half (1/2) of Projected Credited service at Normal Retirement Date; and

                           (ii) is the Credited service as of December 31, 1993 or date of determination if earlier plus one-third (1/3) of the excess, if any, of the Credited Service over one-half (1/2) of Projected Credited Service at Normal Retirement Date.

         (c) Average Final Compensation: Calendar years to be used to calculate "Average Final Compensation" shall include only those years which are "qualified years" in accordance with the following definition. A "qualified year" is any calendar year in which the Participant accrues a full year of Credited Service, or the Participant attains age 65 in December of that year and is an Active Participant for the entire year up to the date upon which he attains age 65. A Participant's "Average Final Compensation" is his Base Wage so defined in Section 2.1(h) (eliminating, however, the references to "after December 31, 1967") for the five (5) consecutive qualified years out of the last ten (10) consecutive qualified years which will produce the highest total, divided by five (5).

         (d)      Primary Social Security Benefit:

                  (1) A Participant's "Primary Social Security Benefit" is the amount of the annual primary old age benefit payable under the Social Security Act, as amended, as of the earlier of age sixty-five
         (65), or his date of termination of Employment, to which a Participant would be entitled upon proper and timely application therefor and assuming that Pension Benefits are his only source of income. For the purpose of computing a "Primary Social Security Benefit" of a Participant whose Employment terminates prior to his Normal Retirement Date, it shall be assumed that the Participant had continued his Employment until age sixty-five (65) and had received during his Employment the same salary he was receiving immediately prior to his date of termination of Employment.

                  (2) For purposes of determining "Primary Social Security Benefit," the Plan Administrator shall follow the rules in Revenue Ruling 1984-85 in determining a Participant's wage history based on national averages for changes in wages from year to year and notifying the Participant of his right to furnish actual wage history. If actual wage history is obtained, then the Primary Social Security Benefit will be computed based on actual wages.

                  (3) Subject to the foregoing, it shall be assumed that for any year prior to his Employment by the Employer as to which the Administrative Committee cannot secure his actual Compensation, his Compensation was equal to the Compensation paid to him during the first full year of his Employment by the Employer. In determining the "Primary Social Security Benefit" for an Employee who is not a citizen of the United States, and who is covered by the Social Security System of a foreign country, the amount of the annual primary old age benefit payment under the social security system of the foreign country will be used in lieu of the amount of the annual old age benefit payment under the Social Security Act.

         (e) Projected Credited Service at Age 65: Credited Service at date of determination plus 1/12 of a year for each full or partial month between the date the Participant ceases to be an Active Participant and his Normal Retirement Date.

         (f) Notwithstanding anything contained herein, the Accrued Minimum Benefit Pension of any Active Participant who was an Active Participant on January 1, 1979, shall not be less than the Minimum Benefit Pension to which he would have been entitled pursuant to Section 4.3 of the Plan immediately prior to Amendment No. 6 which was effective January 1, 1979. Effective for Plan Years beginning January 1, 1994, the Accrued Minimum Benefit Pension calculated under this Section 4.3(f) shall be transitioned and adjusted pursuant to the method contained in Sections 4.3(a) and (b) to take into account compensation limitations contained in Section 401(a) (17) of the Code.

4.4. Maximum Pension Benefit. The total annual benefit (as defined hereinafter) of any Participant shall not exceed the limitations set forth in this Section 4.4 and its subsections.

         (a) Annual Benefit: For purposes of this Section 4.4, the term "annual benefit" means a benefit payable in the form of a straight life annuity with no ancillary benefits, under a plan to which Employees do not contribute and under which no rollover contributions (as defined in Sections 402(a)(5), 403(a)(4), 408(d)(3) and 409(b)(3) of the Internal Revenue Code) have been made.

         (b) Maximum Permissible Amount: Defined Benefit Dollar Limitation and Compensation Limitation: The total annual benefit shall not exceed the lesser of (1) One Hundred Sixty Thousand Dollars ($160,000) or as that amount may hereafter be adjusted by the Secretary of the Treasury pursuant to Section 415(d) of the Code in the manner as the Secretary shall prescribe, hereinafter referred to as the "defined benefit dollar limitation"; and (2) one hundred percent (100%) of the Participant's average compensation for his highest three
(3) years of Plan participation (as defined in Section 4.4(g)), hereinafter referred to as the "compensation limitation".

         (c) Adjustment for Less Than Ten Years of Service: If the Participant has less than ten (10) years of participation with the Employer, the defined benefit dollar limitation is reduced by one-tenth for each year of participation (or part thereof) less than ten (10). To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan. If the Participant has less than ten (10) years of service with the Employer, the compensation limitation is reduced by one-tenth for each year of service (or part thereof) less than ten (10). The adjustments of this Section 4.4(c) shall be applied in the denominator of the defined benefit fraction based upon years of service. Years of service shall include future years occurring before the Participant's Normal Retirement Date. Future years shall include the year which contains the Participant's Normal Retirement Date, only if it can be reasonably anticipated that the Participant will receive a year of service for that year.

         (d) Commencing Annual Benefit between Age 62 and Age 65: The dollar limitation set forth in Section 4.4(b) shall apply if the Participant's Annual Benefit begins at any time from the Participant's attainment of age 62 to the Participant's attainment of age 65.

         (e) Adjustment for Commencing Annual Benefit Prior to Age 62: If the Annual Benefit of a Participant commences prior to age 62, the defined benefit dollar limitation shall be the actuarial equivalent of an annual benefit beginning at age 62, reduced for each month by which benefits commence before the month in which the Participant attains age 62. For purposes of this Section 4.4(e), actuarial equivalence shall be determined based on the same reduction factors used to calculate the reduced benefit payable upon a Participant's early retirement date under Section 4.2, but in no event shall the reduction be less than what the reduction would be if the reduction was based on an interest rate assumption of 5% per annum and the 1983 Group Annuity Mortality Table using a blend of 50% of the male table and 50% of the female table (the "1983 GAM (50% male/50% female"), Effective December 31, 2002, the 1983 GAM (50% male/50% female) table shall be replaced by the 94 GAR/GATT 2003 Mortality Table prescribed in Revenue Ruling 2001-62 (hereinafter in this Section referred to as the "Applicable Mortality Table"). Any decrease in the defined benefit dollar limitation determined in accordance with this provision (e) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

         (f) Adjustment for Commencing Annual Benefit After Social Security Retirement Age: If the annual benefit of a Participant commences after the Participant attains age 65, the defined benefit dollar limitation as reduced in
(c) above, if necessary, shall be adjusted so that it is the Actuarial Equivalent of an annual benefit of the dollar limitation beginning at the Participant's attainment of age 65, provided that the adjustment shall not be more than what the adjustment would be if the adjustment was based on an interest rate assumption of five percent (5%) per annum and the Applicable Mortality Table.

         (g) Definition of Highest Three Years of Participation: For purposes of this Section 4.4, a Participant's highest 3 years of Plan participation shall be the period of consecutive calendar years (not more than 3) during which the Participant was both an Active Participant in the Plan and had the greatest aggregate compensation from the Employer. For this purpose, a Participant's compensation shall include those items listed in Section 1.415-2(d)(2) of the regulations and shall exclude those items listed in Section 1.415-2(d)(3) of the regulations. In the alternative, the Pension Administrative Committee may determine compensation on the basis of either (i) wages subject to federal income tax withholding or (ii) wages subject to federal income tax withholding plus other payments which the Employer is required to report under Sections 6041(d) and 6051(a)(3) of the Code, excluding moving expense reimbursements which the Employer reasonably believes a Participant may deduct under Section 217 of the Code. Notwithstanding, the preceding provisions of this Section, compensation for purposes of this Section shall include elective deferrals (as defined in Section 402(g)(3) of the Code) to any plan of an Employer or an Affiliated Company, amounts not includable in an Employee's gross income by application of Section 125 of the Code and amounts not includable in an Employee's gross income by application of Section 132(f)(4) of the Code.

         (h) Adjusting Benefits to Straight Life Annuity Equivalent: When retirement benefits under this Plan are payable in any form other than the form described in Section 4.4(a), the determination as to whether the limitation described in this Section 4.4 has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting the benefit so that it is the Actuarial Equivalent to the benefit described in
Section 4.4(a). Notwithstanding the preceding sentence, the adjustment for any benefit payable in an annuity form shall be calculated based on an interest rate assumption of 5% per annum and the Applicable Mortality Table, if the adjustment based on these assumptions produces a lower benefit and the adjustment for any benefit payable in a level benefit option under Section 5.4 shall be calculated on an interest rate assumption of the 30-year Treasury rate specified in Section 2.1(c) and Applicable Mortality Table, if the adjustment based on these assumptions produces a lower benefit. For purposes of this Section 4.4(h), any ancillary benefit which is not directly related to retirement income benefits shall not be taken into account; and that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity (as defined in Section 417(b) of the Code) shall not be taken into account.

4.5.     Increase in Benefits:

         (a) Effective January 1, 1981, the monthly benefits then being paid under the terms of the Plan shall be increased for the following individuals:

                  (1) Each former Active Participant who (i) terminated Employment on or before December 31, 1979, and (ii) at the time of termination of Employment (A) was an Active Participant, (B) was age 55 or older, and (C) had accrued 15 or more years of Credited Service; and

                  (2) Each spouse of a former Active Participant who met the requirements of paragraph (a) above.

         (b) The benefit for the individuals described in (a) above which would have been received for the month of January, 1981, but for this increase, shall be increased by 80% of the percentage increase in the U.S. Department of Labor Consumer Price Index - All Urban Consumers (excluding mortgage interest costs) for the year in which the Pension actually commenced (in the case of a spouse, the year in which the Pension commenced for the Participant under whom the spouse's Pension is derived) compared to the Index for the year 1980. The dollar amount of increase in monthly Pension benefits shall be limited to a maximum of $225.00, determined on a single-life basis. For the purposes of applying this maximum increase provision, amounts being paid on other than a single-life basis will be converted to a single-life basis.

4.6. Special Rule Deletion of Maximum Age Limitation for Participation: For any Participant who becomes a Participant on or after January 1, 1988 and did not accrue Credited Service prior to January 1, 1988, solely because of the maximum age limitation contained in the Plan prior thereto (i.e. beginning Employment on or after attaining age 60), the Participant shall be given Credited Service for the period prior to January 1, 1988 as if the maximum age limitation was not in place when the Participant began Employment.

4.7. Transitional Rules pursuant to Notice 88-131: In accordance with Alternative II D of Internal Revenue Service Notice 88-131, the Pension payable to a Participant who was a highly compensated employee described in Section 414(q)(1)(A) or (B) of the Code at any time after 1988 shall not exceed, for distributions during the period January 1, 1989 through December 31, 1994, the Pension the Participant had accrued as of the later of December 31, 1988 or the date the Participant first became a highly compensated employee described in
Section 414(q)(1)(A) or (B) of the Code. The Pension payable to a participant from and after January 1, 1995 shall not be subject to the restriction. No adjustment shall be made in the Pension payable to a Participant from and after January 1, 1995 to recognize that the amount payable to the Participant prior to that date was subject to the restriction set forth in this Section 4.7.

4.8. Early Retirement Window: Notwithstanding any provision herein to the contrary, a Participant not eligible for a Normal Retirement Pension, (a) who, on January 1, 1997, has (i) attained age 55, (ii) has completed twenty (20) years or more of Vesting Service, and (iii) is actively employed by a Participating Affiliated Company, (b) who signs an agreement on or before January 15, 1997, electing to retire effective January 31, 1997, and waives all claims and rights granted under the Age Discrimination in Employment Act; and
(c) who does not timely rescind his election, shall retire effective January 31, 1997 and shall receive a Vested Pension commencing at the end of February, 1997, payable monthly, equal to his Accrued Benefit, unreduced by the provisions of
Section 4.2 covering a Vested Pension which commences prior to Normal Retirement Date; and the monthly amount of the Vested Pension shall be increased for each month until the Participant attains age 65 by Twenty Dollars ($20) multiplied by the Participant's years of Vesting Service. For example, if an eligible Participant elects to retire under this provision and has an Accrued Benefit equal to One Thousand Dollars ($1,000), has twenty-two (22) years of Vesting Service, and is paid on a single life basis, he will receive a monthly pension, beginning at the end of February, 1997, of One Thousand Four Hundred Forty Dollars ($1,440) ($1,000 / 22 ($20)) until age 65 (or date of death, if earlier) and One Thousand Dollars ($1,000) for life thereafter.

                                   ARTICLE V

                     Manner of Payment and Optional Pensions

5.1.     Qualified Joint and Survivor Annuity

         (a) If on the date a Participant's Pension commences he is not married to an Eligible Spouse, then his Pension under Article IV shall be paid in the form of a single life annuity for his life as provided in Article IV, unless he is eligible for and elects an optional form of benefit under Section 5.3.

         (b) If on the date a Participant's Pension commences he is married to an Eligible Spouse, then his Pension shall be paid in the form of a 50% Joint and Survivor Annuity as defined below. A 50% Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's Eligible Spouse which survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Eligible Spouse and the 50% Joint and Survivor Annuity is the Actuarial Equivalent of the normal form of Pension due the Participant under Article IV (which is a single life Pension). The last payment of a Pension paid in the form of a 50% Joint and Survivor Annuity (or any other joint and survivor annuity provided in this Plan) shall be made as of the last day of the month preceding the month in which the death of the Participant has occurred and if the Eligible Spouse survives the Participant, then the first payment of the survivor annuity shall be paid on the last day of the month in which the Participant dies and the last payment of the survivor annuity to the Eligible Spouse shall be the last day of the month preceding the month in which the death of the Eligible Spouse has occurred.

         (c) If during the period of time beginning 90 days before the Participant's annuity starting date (i.e., the first date on which an amount is paid or payable as an annuity or any other form) and ending when his benefits actually commence, a proper election is made as provided below, in lieu of the 50% Joint and Survivor Annuity, a Participant and his Eligible Spouse may elect in writing to receive the Participant's Pension in the form of a single life Pension based on the Participant's life as provided in Article IV or, if eligible, may elect an optional form of Pension under Section 5.3.

         (d) If a Participant is married to an Eligible Spouse, no election to receive the Pension in other than a qualified joint and survivor annuity form shall take effect unless the Eligible Spouse of the Participant consents in writing to the election and the Eligible Spouse's consent acknowledges the effect of the election and is witnessed by a notary public or it is established to the satisfaction of the Administrative Committee that the consent required under this sentence may not be obtained because there is no Eligible Spouse, the Eligible Spouse cannot be located, or because of other circumstances as the Secretary of the Treasury may by regulation prescribe. Any consent by an Eligible Spouse (or the establishment that the consent of an Eligible Spouse may not be obtained) under the preceding sentence shall be effective only with respect to the Eligible Spouse.

         (e) A Participant may revoke his election not to take a qualified joint and survivor annuity at any time and any number of times prior to the later of the Participant's annuity starting date or the expiration of the 7 day period that begins the day after the written benefit explanation described in
(h) below is provided to the Participant.

         (f) An Eligible Spouse may not revoke his or her consent waiving the right to receive the Pension in the form of a qualified joint and survivor annuity.

         (g) For purposes of Section 401(a)(11) of the Code, the Pensions for both married and unmarried Participants, described herein (other than certain of the optional forms under Section 5.3) are qualified joint and survivor annuities. Any Pension herein which provides an annuity for the life of the Eligible Spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Eligible Spouse, is a qualified joint and survivor annuity.

         (h) The Administrative Committee shall provide to each Participant, within a reasonable period of time before the Participant's Pension is to commence (and consistent with the regulations as the Secretary of the Treasury may prescribe, i.e., no less than 30 days and no more than 90 days prior to the date when the Participant's benefits actually commence) a written explanation of the terms and conditions of the qualified joint and survivor annuity and each optional form of Pension, the Participant's right to make, and the effect of, an election to waive the qualified joint and survivor annuity form of Pension, the rights of the Participant's Eligible Spouse to receive the benefit and the requirement that the Eligible Spouse consent to the waiver of the benefit and the right to make, and the effect of, a revocation of an election to waive the qualified joint and survivor annuity form of Pension by electing a different form of Pension and the relative values of the various optional forms of benefits under the Plan. Benefits may actually commence to a Participant less than 30 days after the written explanation is given, provided that: (i) the Administrative Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the explanation to consider the decision of whether or not to elect a distribution or a particular distribution option; (ii) the Participant, after receiving the explanation, affirmatively elects a distribution, with the consent of the Participant's Spouse, if applicable, and (iii) distribution does not commence before the expiration of the 7 day period that begins the day after the explanation is provided to the Participant. Pension payments shall commence as of a Participant's annuity starting date, provided that this contemplates retroactive payments when payments actually commence after the Participant's annuity starting date.

5.2.     Qualified Pre-retirement Survivor Annuity:

         (a) 100% Survivor Annuity: An Active Participant whose Employment has not terminated, and who has satisfied the requirements for early retirement under Section 4.2 (i.e., attained age 55 and accrued 10 years of Credited Service or sum of attained age and years of Rule of 85 Service is 85 or more) on or before the last day of the month preceding the date of the Participant's death, will be treated as if he had retired on the day before his death and requested that his Vested Pension start immediately in the form of a 100% Joint and Survivor Annuity provided he is survived by an Eligible Spouse and the survivor annuity shall commence on the last day of the month immediately following the Participant's death. A 100% Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's Eligible Spouse which survivor annuity is 100% of the amount of the annuity which is payable during the joint lives of the Participant and the Eligible Spouse and the 100% Joint and Survivor Annuity is the Actuarial Equivalent of the normal form of Pension due the Participant under Article IV (which is a single life Pension).

         (b) 50% Survivor Annuity After Age 55: If a Participant (i) is entitled to a Vested Pension, (ii) is not covered by a 100% Joint and Survivor Annuity as provided in Section 5.2(a), (iii) dies prior to commencement of his Pension, (iv) is married to an Eligible Spouse at the time of his death and (v) dies after attaining age fifty-five (55), then the Participant will be treated as if he had retired on the day before his death and had the right to and did request that his Vested Pension be started immediately under Section 4.2 to be paid in the form of a 50% Joint and Survivor Annuity and the resulting survivor annuity to the Eligible Spouse shall commence on the last day of the month immediately following the month in which the Participant's date of death occurs.

         (c) 50% Survivor Annuity On or Before Age 55: If a Participant (i) is entitled to a Vested Pension, (ii) is not covered by a 100% Joint and Survivor Annuity as provided in Section 5.2(a), (iii) dies prior to commencement of his Pension, (iv) dies on or before attaining age 55 and (v) is married to an Eligible Spouse at the time of his death, then the Participant will be treated as though he had (1) terminated Employment on the date of his death (or the actual data of termination of Employment, if earlier) (2) survived to age fifty-five (55), (3) retired at age 55 and had the right to and did request that his Vested Pension be started immediately under Section 4.2 to be paid in the form of a 50% Joint and Survivor Annuity, and (4) died on the day after the day on which he would have attained age fifty-five (55), provided, that the resulting survivor annuity shall commence to the Eligible Spouse on the last day of the month in which the Participant would have attained age fifty-five (55).

         (d) Notwithstanding (a) through (c) above, an Eligible Spouse shall not receive any benefit under this Section 5.2 until the Participant would have attained age 65 unless the Eligible Spouse consents in writing during the period of time beginning 90 days before the annuity starting date and ending when benefits actually commence. The Administrative Committee shall provide a notice to the Eligible Spouse of his or her right to start the benefit within a reasonable time.

5.3. Optional Pension Payments: A Participant or a former Participant eligible for a Vested Pension, by timely executing and filing a proper election, may convert the monthly Pension otherwise payable to him under the Plan into a monthly Pension of equivalent actuarial value in accordance with one of the options set forth below. An optional form of Pension may be elected during the period of time beginning 90 days before the Participant's annuity starting date and ending when his benefits actually commence. The optional form of Pension which may be timely elected by a Participant, in lieu of the Pension for his life only, shall be:

         (a)      Options Limited to Spouse as Beneficiary.

                  (1) A smaller Pension payable for the Participant's life, to be continued (in whole, or 75% or 50%, provided that the percentage payable to his spouse shall not be so high as to make the actuarial value of the Pension to his spouse exceed the actuarial value of the Participant's smaller Pension) for the life of the Participant's spouse.

                  (2) A smaller Pension payable for the Participant's life, but guaranteed to be paid in any event for a minimum of one hundred twenty (120) months (but not to exceed the joint life expectancies of the Participant and his spouse), the remaining guaranteed payments, if any, falling due after his death to be made to his spouse, or to his estate if the Participant's spouse predeceases him.

         (b) Option Limited to Spouse, Brother, Sister or Dependent. A smaller Pension payable for the Participant's life, but guaranteed to be paid in any event for a minimum of sixty (60) months, the remaining guaranteed payments, if any, falling due after his death be made to a Beneficiary selected by him and named in the election form, or to his estate if the Beneficiary be not surviving. For the purposes of this optional form of Pension contained in this
Section 5.3(b), the selection of a Beneficiary shall be limited to a spouse, brother, sister, or a dependent of the Participant. The word "dependent" shall have the definition it has for federal income tax purposes.

         (c) Election of Optional Form. An optional form of Pension must be elected on forms provided by the Administrative Committee. The amount of any reduced Pension will be the Actuarial Equivalent of the normal Pension payable for life only.

         (d) Revocation of Election. Any election by a Participant of an optional form of Pension under this Section may be revoked by written notice, prior to the latter of the Participant's annuity starting date or the expiration of the 7 day period that begins the day after the written benefit explanation is provided to the Participant, and shall be considered automatically revoked if the Beneficiary (or all beneficiaries of a contingent beneficiary or beneficiaries named in an election to receive remaining guaranteed payments) die(s) before the Participant's Pension commences. In addition, if the Participant dies before his Pension commences, his election of an optional form of Pension under this Section shall be considered automatically revoked.

5.4. Level Benefit: If a Participant elects to receive a Pension prior to his Normal Retirement Date and if the Pension is paid on a single-life basis then the Participant may elect a monthly Pension, Actuarially Equivalent of his Accrued Benefit in an amount which will integrate with the then projected amount of his Social Security benefits at age sixty-five (65), to the end that (i) his monthly Pension under the Plan to age sixty-five (65) will be substantially equivalent to (ii) the total of his projected Social Security Benefits plus a reduced monthly Pension under the Plan after age sixty-five (65), provided, that if the actuarial value of his Pension rights on early retirement is insufficient to provide an optional Pension on the basis including monthly Pension under the Plan after age sixty-five (65) of $10.00, then the Optional Pension shall be limited to a monthly Pension payable only until he attains age sixty-five (65) or his prior death, whichever first occurs.

5.5. Commutation: Notwithstanding anything contained herein to the contrary, if the present value of any Pension is not more than $5,000.00 on the date a Participant terminates Employment, then it will be paid to the recipient in a single sum in full settlement of all benefits otherwise payable. The present value shall be determined using the interest rate prescribed in the definition of the term "Actuarial Equivalent."

5.6. Limitations on Distributions: Notwithstanding any provision contained herein to the contrary, the following limitations shall apply to all distributions:

         (a) Before Death: Unless sooner distributed under this Plan, each Participant's distribution

                  (1) will commence not later than April l of the calendar year following the calendar year in which he attains age 70 1/2, or

                  (2)      will be distributed:

                           (i) in accordance with regulations prescribed by the Secretary, over the life of the Participant or over the lives of the Participant and his designated beneficiary, or

                           (ii) in accordance with the regulations, over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his designated beneficiary.

         (b) After Death: Unless sooner distributed under this Plan and except as provided below, if a Participant dies before the distribution of his interest has begun in accordance with Section 5.6(a) above, the entire interest of the Participant will be distributed within five years after his death. Also, if the distribution of the Participant's interest has begun in accordance with
Section 5.6(a) and the Participant dies before his entire interest has been distributed to him, the remaining portion of the interest will be distributed at least as rapidly as under the method of distributions being used under Section 5.6(a) as of the date of his death. If any portion of the Participant's interest is payable to (or for the benefit of) a designated beneficiary, that portion may be distributed over the life of the designated beneficiary (or over a period not extended beyond the life expectancy of the beneficiary) if the distributions begin not later than one year after the date of the Participant's death or at any later date as the Secretary of the Treasury may by regulation prescribe. If the designated beneficiary referred to in the preceding sentence is the surviving spouse of the Participant, then the date on which the distributions are required to begin under the preceding sentence shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before the distributions to the spouse begin, this Section 5.6(b) shall be applied as if the surviving spouse were the Participant.

         (c) Before Death Exception: Notwithstanding Section 5.6(a), a Participant who is not a 5% owner (as defined in Section 416(i) of the Code) may elect to defer the commencement of his benefit until the first day of April of the calendar year immediately following the calendar year in which he retires. If a Participant is employed by the Employer after the first day of April of the calendar year immediately following the calendar year in which he attains age 70 1/2 and not receiving benefits, when the Participant retires, his benefit shall be determined based on the greater of his continued accruals or the Actuarial Equivalent of his deferred benefit as required under Section 401(a)(9)(C)(iii) of the Code.

5.7.     Direct Rollovers to Eligible Retirement Plans

         (a) At the election of a "distributee" who is eligible for a distribution from the Plan that is an "eligible rollover distribution" the Administrative Committee shall authorize the "direct rollover" of the distributed amount from the Plan's Trust to an "eligible retirement plan." Direct rollovers shall be made in accordance with procedures established by the Administrative Committee conforming to the requirements of Section 401(a)(31) of the Code and regulation thereunder. For purposes of this Section, the following definitions shall apply:

         (b) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee otherwise due him under the terms of the Plan, except that an eligible rollover distribution does not include: any distribution that is one of, a series of substantially equal payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or life expectancies) of the distributee and the distributee's designated Beneficiary or for a specified period of ten (10) years or more; any distribution to the extent the distribution is required under Section 401(a)(9) of the Code and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Any amount that is distributed on account of hardship shall not be an eligible rollover and the distributee may not elect to have any portion of a distribution paid directly to an eligible retirement plan.

         (c) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code (other than a ROTH IRA), and individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. An eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into the plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

         (d) Distribute: A distributee includes an Employee or former Employee, in addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse as the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         (e) Direct Rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

5.8. No Duplication of Benefits: There shall be no duplication of any pension or other benefit payable under this Plan to any Participant or beneficiary and of any pension under a similar plan maintained or contributed to by the Employer, any Participating Affiliated Company or any Affiliated Company or any predecessor thereof to the same individual, the amount of which is based, in whole or in part on the same period of employment of an Employee with, or on compensation from, the Employer, any Participating Affiliated Company, or any Affiliated Company or any predecessor thereof, or both. In that case, an appropriate adjustment (as determined by the Administrative Committee) shall be made in the pension or other benefit otherwise payable hereunder to prevent any duplication unless the other pension or other benefit is appropriately adjusted or is clearly intended to supplement the benefits under this Plan. No pension or other benefit shall be paid to any Participant, beneficiary or other person under more than one Section of this Plan for the same period of time.

                                   ARTICLE VI

                                 Plan Financing

6.1. Contributions: No contributions shall be required or permitted under the Plan from any Participant The Employer shall make contributions in amounts and at times as determined by the Board in accordance with a funding method and policy to be established by the Administrative Committee as provided in Article
VII. Forfeitures arising under this Plan because of severance of Employment before a Participant becomes eligible for a Pension, or for any other reason, shall be applied to reduce the cost of the Plan, not to increase the benefits otherwise payable to Participants.

6.2. Trust Fund: All contributions made by the Employer under this Plan shall be paid to the Trustee and deposited in the Trust Fund. Except as otherwise provided in Section 10.5, all assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants and their beneficiaries, shall be used to pay benefits to the persons or to pay expenses, costs and fees incurred in the administration and operation of the Plan and shall not revert to or inure to the benefit of the Employer.

6.3. Contribution by Mistake of Fact: Notwithstanding anything herein to the contrary, upon the Employer's request, a contribution which was made by mistake of fact, or conditioned upon qualifications of the Plan or any amendment thereof or upon deductibility of the contribution under Section 404 of the Code, shall be returned to the Employer within one year after the payment of the contribution, the denial of qualification or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

6.4. Contributions Conditioned on Deductibility. Each contribution to the Plan is specifically conditioned upon the deductibility of the contribution under Section 404 of the Code.

                                  ARTICLE VII

                                 Administration

7.1. Named Fiduciaries: The following persons shall be Named Fiduciaries under the Plan and shall be the only Named Fiduciaries hereunder.

         (a) The Trustee: Subject to the direction of the Administrative Committee as set out hereinafter, the Trustee shall have exclusive authority and discretion to manage and control the assets of the Trust Fund, as provided in the Trust Agreement, and shall have no responsibilities other than those provided in the Trust Agreement.

         (b) Administrative Committee: The Administrative Committee shall be the "Administrator," as that term is defined under Section 3(16)(A) of ERISA, of the Plan. The Administrative Committee shall consist of at least three (3) persons appointed by the Board.

7.2.     Responsibilities and Powers of Administrative Committee:

         (a) The Administrative Committee shall have responsibility and authority to control the operation and administration of the Plan in accordance with the terms of the Plan, including, without limiting the generality of the foregoing, (1) all functions assigned to the Pension Administrative Committee under the terms of the Plan; (2) determination of benefit eligibility and amount and certification thereof to the Trustee; (3) determination of any questions arising in connection with the interpretation, application or administration of the Plan (including any questions of fact relating to age, service, compensation or eligibility of Employees); (4) hiring of persons to provide necessary services to the Plan; (5) issuance of directions to Trustee to pay any fees, taxes, charges or other costs incidental to the operation and management by the Administrative Committee of the Plan; (6) issuance of directions to Trustee as to Benefits to be paid to Participants; (7) issuance of directions to the Trustee concerning the allocation, payment and distribution of all funds, including interest thereon; (8) payment, if required by law, of insurance premiums to the Pension Benefit Guaranty Corporation; (9) maintenance of all records of the Plan other than those required to be maintained by the Trustee;
(10) issuance of directions to the Trustee as to the investment of the Plan assets; (11) appointment of investment managers; and (12) issuance of directions to the Trustee as to any other matter.

         (b) The Administrative Committee's decisions and actions shall be conclusive and binding upon any and all persons and parties;

         (c) The Administrative Committee may provide by resolution that any two (2) of its members may act for the Administrative Committee in all matters clearly prescribed by the terms of the Plan or by the terms of any administrative rules or interpretation of the Administrative Committee, and otherwise the vote or consent of a majority of the members of the Administrative Committee shall be required.

         (d) The Administrative Committee shall establish the method and policy of funding the Plan (hereinafter called "Funding Standards"). In establishing the Funding Standards, the Administrative Committee shall employ persons as it shall deem necessary to advise it concerning its responsibilities hereunder. At the end of each calendar year or at other times as the Board may request, the Administrative Committee shall advise the Board of the amount of contribution necessary to properly fund the Plan for the year pursuant to the Funding Standards and pursuant to the applicable law. The directions to the Trustee may be made at any time and shall be made coincident with the delivery of Employer contributions to the Trustee or Trustees or as soon thereafter as possible.

         (e) Members of the Administrative Committee shall serve without compensation for their services in the administration and operation of the Plan unless compensation therefor is fixed by the Board in its appointment of the Administrative Committee or thereafter.

         (f) The Administrative Committee shall enact rules and regulations as it may deem proper and necessary to facilitate the carrying out of the Plan.

7.3.     Individual and Shared Responsibilities of Named Fiduciaries: This
Article VII is intended to allocate to each Named Fiduciary the individual responsibility for the prudent execution of the functions assigned to him, and none of the responsibilities or any other responsibility shall be shared by two or more of the Named Fiduciaries unless the sharing shall be provided by a specific provision of the Plan or the Trust Agreement. Whenever one Named Fiduciary is required by the Plan or the Trust Agreement to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as the instructions are on their face proper under applicable law.

7.4. Employment of Advisers: A Named Fiduciary may employ one or more persons to render advice concerning any responsibility the Named Fiduciary has under the Plan or Trust Agreement.

7.5. Fiduciary in More Than One Capacity: Any person serving as a fiduciary may serve in more than one fiduciary capacity.

7.6.     Power to Construe and Interpret Plan

         (a) The Administrative Committee shall have the sole, absolute and exclusive right, power, and discretionary authority to construe and interpret the provisions of the Plan, and all parts thereof, and then administer the Plan for the best interests of the Participants and Beneficiaries. It may construe any ambiguity, or supply any omission, or reconcile any inconsistencies in the manner and to the extent as it deems proper. The Administrative Committee shall have further discretionary authority to determine all questions with respect to the individual rights of the Employees under the Plan, including, but not by way of limitation, all issues with respect to any Employee's or Beneficiary's eligibility for Benefits and Employee's earnings, compensation base, Credited Service and retirement, as may be reflected by the records of the Employer, and any other information on which these decisions shall be based. It is the intent of this Plan that any Court reviewing an action of the Administrative Committee shall apply the arbitrary and capricious standard of review.

         (b) The Administrative Committee shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the Actuary, upon all certificates and reports made by any duly appointed accountant, and upon all opinions given by any duly appointed legal counsel.

7.7. Indemnity Agreement(a) Any person who is serving or who has served as a member of the Administrative Committee and who, by reason of that service, is entitled to indemnification pursuant to Article V of the Bylaws of the Sponsoring Employer, shall be indemnified by the Sponsoring Employer to the extent set forth in Article V of the Bylaws of the Sponsoring Employer, provided, further, any person who is or was an employee or agent of the Sponsoring Employer while so serving as a member of the Administrative Committee, shall be indemnified by the Sponsoring Employer under the circumstances and to the full extent set forth Article V of the Bylaws of the Sponsoring Employer.

         (b) The foregoing right of indemnification shall be in addition to any other rights to which the members of the Administrative Committee may be entitled as a matter of law.

7.8. Costs: The assets of the Trust Fund shall be used to pay all expenses, costs and fees of the Administrative Committee, the Plan and the Trust Fund to the extent the expenses, costs and fees are not paid by the Employer.

7.9.     Application and Forms for Pension

         (a) The Administrative Committee may require a Participant or beneficiary to complete and file with the Administrative Committee an Application for Pension and all other forms approved by the Administrative Committee, and to furnish all pertinent information requested by the Administrative Committee. The Administrative Committee may rely upon all information so furnished it, including the Participant's current mailing address.

7.10.    Claims Procedure

         (a) If the claim of any person (the "Claimant") to all or any part of any payment or benefit under this Plan shall be denied, the Administrative Committee shall provide to the Claimant, within ninety (90) days after receipt of the claim, a written notice setting forth:

                  (1)      the specific reason or reasons for the denial;

                  (2) the specific references to the pertinent Plan provisions on which the denial is based;

                  (3) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation as to why the material or information is necessary; and

                  (4) a description of the Plan's review procedures and the time limits applicable to those procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse decision on review by the Administrative Committee.

         (b) If the Administrative Committee determines that special circumstances require an extension of time beyond the initial ninety (90)-day period, the Administrative Committee shall provide to the Claimant, within the initial ninety (90)-day period, a written notice of the extension stating the special circumstances requiring the extension and the date by which the Administrative Committee expects to make its determination (which date will not be later than ninety (90) days after the end of the initial ninety (90)-day period).

         (c) Within sixty (60) days after receipt of a notice of denial of his claim for benefits, a Claimant may request, upon written application to the Administrative Committee, a review by the Administrative Committee of its decision denying the Claimant's claim. The Administrative Committee shall provide the Claimant the opportunity to submit written comments, documents, records and other information relating to his claim for benefits, and shall provide the Claimant, upon request and free of charge, reasonable access to and copies of pertinent documents. The Administrative Committee shall make a full and fair review, and shall make its decision on review by taking into account all comments, documents, records and other information submitted by the Claimant, regardless of whether the comments, documents, records and other information were considered by the Administrative Committee when it initially denied the Claimant's claim for benefits.

         (d) The Administrative Committee shall issue its decision on review of a Claimant's denied claim for benefits within a reasonable period of time, but not later than sixty (60) days after the Plan receives the Claimant's request for a review. If the Administrative Committee determines that special circumstances require an extension of time for processing a Claimant's review request beyond the initial sixty (60)-day period, the Administrative Committee shall provide the Claimant, within the initial sixty (60)-day period, a written notice of the extension stating the special circumstances requiring the extension and the date by which the Administrative Committee expects to make its decision on review (which date will not be later than sixty (60) days after the end of the initial sixty (60)-day period). If the Administrative Committee grants an extension due to the Claimant's failure to submit information necessary to decide a Claimant's claim, the period for making the decision on review shall be tolled from the date on which the Administrative Committee sends the notice of extension to the Claimant until the date on which the Claimant responds to the request for additional information.

         (e) The Administrative Committee shall notify a claimant of its decision on review in writing, and if the decision is adverse, the notice shall set forth:

                  (1)      the specific reasons for the decision;

                  (2) the specific references to the pertinent Plan provisions on which the decision on review is based;

                  (3) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents and other information relevant to his claim for benefits; and

         (f) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA.

                                  ARTICLE VIII

             Successor Employer and Merger or Consolidation of Plans

8.1. Successor Employer: In the event of the dissolution, merger, consolidation or reorganization of the Corporation, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, the successor shall be substituted for the Corporation under the Plan. The substitution of the successor shall constitute an assumption of the Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Corporation under the Plan.

8.2. Plan Assets: In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to the Participants shall be transferred to the other trust fund if:

         (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had been terminated);

         (b) resolutions of the Board and of any new or successor employer of the affected Participants, shall authorize the transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to the Participants' inclusion in the new employer's plan; and

         (c) the other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

                                   ARTICLE IX

        Restrictions on Benefits Payable to Highly Compensated Employees

         Notwithstanding any provisions of the Plan to the contrary, in accordance with Section 411(d) of the Code and regulations thereunder, the annual benefits paid to a Participant who is among the 25 highest paid highly compensated employees or highly compensated former employees (within the meaning of Section 414(q) of the Code and regulations thereunder) of the Employer and Affiliated Companies for a Plan Year, or to a spouse or beneficiary with respect to a Participant shall not exceed the amount payable annually if the Participant's Accrued Benefit were paid in the form of a single life annuity. The foregoing limitation shall not apply (a) if the value of benefits payable to or with respect to the Participant is less than 1% of the Plan's current liabilities (as defined in Section 412(l)(7) of the Code) or (b) if, after payment of all benefits to or with respect to the Participant, the value of Plan assets is at least 110% of the current' liabilities.

                                   ARTICLE X

                                Plan Termination

10.1. Right to Terminate: In accordance with the procedures set forth in this Article, the Corporation may terminate the Plan at any time. In the event of the dissolution, merger, consolidation or reorganization at the Corporation, the Plan shall terminate and the Trust Fund shall be liquidated unless the Plan is continued by a successor to the Corporation in accordance with Section 8.1. Subject to applicable requirements, if any, of ERISA governing termination of employer pension benefit plans, the Corporation shall direct and require the Trustee to liquidate the Trust Fund, or the applicable portion thereof, in accordance with the provisions of this Article.

10.2. Partial Termination: Upon termination of the Plan with respect to a group of Participants which constitutes a Partial Termination of the Plan, the Trustee shall allocate and segregate for the benefit of the Employees then or theretofore employed by the Employer with respect to which the Plan is being terminated the proportionate interest of the Participants in the Trust Fund. The proportionate interest shall be determined by the Actuary. The Actuary shall make this determination on the basis of the contributions made by the Employer, the provisions of this Article and any other considerations as the Actuary deems appropriate. The Named Fiduciaries shall have no responsibility with respect to the determination of any proportionate interest. The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of Participants in accordance with Section 10.3.

10.3. Liquidation of Trust Fund: Upon termination of the Plan, or upon termination of Employment of a group of Participants constituting a Partial termination of the Plan, each Participant's Accrued Benefit, based on his service, Credited Service and Compensation prior to the date of termination shall become fully vested and nonforfeitable to the extent funded. The assets of the Trust Fund, or the portion thereof segregated in accordance with Section 10.2, shall be liquidated (after provision is made for the expenses of liquidation) by the payment or provision for the payment of benefits in the following order of preference:

         (a) Certain Benefits Payable Three Years Prior to Termination: The available assets of the Trust Fund shall first be allocated to provide Pensions that become payable three (3) or more years before the effective date of Plan termination, or that could have become payable at the beginning of the three (3) year period had the Participant not deferred the commencement of his Pension by failing to elect earlier commencement, or that could have become payable had a Participant's retirement occurred immediately prior to the beginning of the three (3) year period, provided that

                  (i) the portion of the Pension payable to a Participant or the Beneficiary of a Participant (or that could have been payable) shall be based on the provisions of the Plan in effect five (5) years prior to the effective date of Plan termination; and for this purpose, the first Plan Year in which an amendment becomes effective, or was adopted if later, shall constitute the first year an amendment was in effect; and provided further that,

                  (ii) if the Pension payable under the Plan had been reduced, either by amendment or due to the form in which the Pension is being paid, during the three (3) year period ending on the effective date of Plan termination, then the lowest benefit in pay status during the three (3) year period shall be considered the Benefit in pay status for purposes of this category (a).

         (b) Other Benefits Eligible for Termination Insurance: To the extent that the amount of a Pension has not been provided in the foregoing category (a), the remaining assets shall be allocated to provide any Pension provided under the Plan for a Participant whose Employment terminated prior to the effective date of Plan termination, or any immediate or deferred Pension that would have been payable to or on behalf of a Participant had his Employment terminated for a reason other than death on the effective date of Plan termination, provided that the amount of a Pension to be provided under this category (b) shall be determined as follows:

                  (i) the portion of the Pension payable to a Participant or the Beneficiary of a Participant (or that could have been payable) based on the provisions of the Plan in effect five (5) years prior to the effective date of Plan termination; and for this purpose, the first Plan Year in which an amendment became effective, or was adopted if later, shall constitute the first year an amendment was in effect; plus

                  (ii) the portion of the Pension payable to a Participant or the Beneficiary of a Participant which would have been included in
         (i) above had the Plan or a Plan amendment been in effect five (5) years prior to the effective date of Plan termination, determined as follows: twenty percent (20%) for each Plan Year (less than five) that the Plan or an amendment thereto was in effect, multiplied by the amount that would have been included under subparagraph (i) for the Participant or Beneficiary had the Plan or the amendment been in effect for five (5) Plan Years as of the effective date of Plan termination; provided that,

                  (iii) no benefit payable under this category (b) to a Participant or Beneficiary shall exceed an amount with an actuarial value of a monthly Benefit in the form of a life only annuity commencing at age sixty-five (65) equal to Seven Hundred Fifty Dollars ($750.00) multiplied by a fraction, the numerator of which is the contributing and benefit base determined under Section 230 of the Social Security Act in effect at the effective date of Plan termination and the denominator of which is the contribution and benefit base in effect in calendar year 1974.

         (c) Other Vested Benefits: To the extent that the amount of a Pension has not been provided in the foregoing categories (a) and (b), the remaining assets shall be allocated to provide the Benefit payable under the Plan to or on behalf of a Participant whose employment terminated prior to the effective date of Plan termination, or that would have been payable to or on behalf of a Participant had his Employment terminated for a reason other than death on the effective date of Plan termination, in the following order of preference:

                  (i) to any Participant who had retired prior to the effective date of Plan termination under either Section 4.1 or 4.3, or who was eligible to retire on the effective date of Plan termination under either of those Sections;

                  (ii) to any Participant who had retired prior to the effective date of Plan termination under Section 4.2, or who was eligible to retire on the effective date of Plan termination under that Section; or

                  (iii) to any Participant whose Employment had terminated prior to the effective date of Plan termination with entitlement to a deferred Vested Pension under Section 4.2, or who would have been eligible for a deferred Vested Pension under that Section as his Employment terminated on the effective date of Plan termination.

         (d) Other Benefits: To the extent that the amount of a Pension has not been provided in the foregoing categories (a), (b) and (c), the remaining assets shall be allocated to provide the benefit accrued under the Plan, without regard to the satisfaction of the Vesting requirements of this Plan, with respect to each Participant whose Employment had not terminated as of the effective date of Plan termination, according to the respective actuarial value of each Participant's Accrued Benefit.

         (e) If the assets of the Trust Fund applicable to any of the above categories are insufficient to provide full benefits for all persons in the group, the benefits otherwise payable to the persons shall be reduced proportionately. The Actuary shall calculate the allocation of the assets of the Trust Fund in accordance with the above priority categories, and certify his calculations to the Fiduciaries. No liquidation of assets and payment of benefits (or provision therefor) shall actually be made by the Trustee until after it is advised by the Corporation in writing that applicable requirements, if any, of ERISA governing termination of "Employee Pension Benefit Plans" have been, or are being, complied with or that appropriate authorizations, waivers, exemptions or variances have been, or are being, obtained.

         (f) If applicable, the procedures regarding lost Participants under Section 4050 of ERISA shall be followed.

10.4.    Manner of Distribution: Subject to the foregoing provisions of this
Article X, any distribution after termination of the Plan may be made, in whole or in part, to the extent that no discrimination in value results, in cash, in securities or other assets in kind, or in nontransferable annuity contracts, as the Committee in its discretion shall determine.

10.5. Residual Amounts: In no event shall the Employer receive any amounts from the Trust Fund upon termination of the Plan, except that, and notwithstanding any other provision of the Plan, the Employer shall receive the amounts, if any, as may remain after the satisfaction of all liabilities of the Plan and arising out of any variations between actual requirements and expected actuarial requirements.

                                   ARTICLE XI

                                   Amendments

11.1. No Consent Required to Modify: The Corporation may, through action of the Board, without the consent of any party (except as provided in this Plan) amend, change or modify this Plan at any time, subject to the limitations below specified.

11.2. No Amendment to Lessen Vested Interest: No amendment, alteration, change or modification shall (a) vest in the Employer any right, title or interest in or to the funds held hereunder, or (b) modify a vesting schedule other than in compliance with Section 411(a)(10) of the Code. Except where permitted by regulations issued by the Secretary of the Treasury, no amendment shall be construed to have the effect of decreasing a Participant's accrued benefit. A Plan amendment which has the effect of (1) eliminating or reducing a subsidy or an early retirement benefit (as defined by regulations issued by the Secretary of the Treasury), or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing accrued benefits. In case of a retirement type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy.

11.3. Amendments to be in Writing: Any amendment of the provisions of this instrument shall be evidenced by a written instrument. Notice of any amendment shall be given to the Administrative Committee and the Trustee.

11.4. When Consent of Trustee is Required: If any amendment or modification affects the rights, duties, responsibilities or obligations of the Trustee hereunder, the amendment or modification must be made with the consent of the Trustee. In the event that the Trustee shall not give its consent to any amendment or modification within ten (10) days from delivery of the amendment or modification, the Trustee may be required to resign on thirty (30) days' written notice.

11.5. Effective Date: Any amendment to this Pension Plan shall become effective at the time stated in the written instrument setting out the amendment.

                                  ARTICLE XII

                                  Miscellaneous

12.1. No Right to Employment: Nothing contained in this Pension Plan shall be construed to give any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to terminate the Employment of any Employee at any time.

12.2. Fund Sole Source of Pensions: All benefits provided under this Pension Plan shall be payable by the Trustee as and when due from the Trust Fund upon written instructions of the Administrative Committee. The Trust Fund shall be the sole source of all Pensions or other benefits provided under this Pension Plan and except as otherwise may be provided under Title IV of ERISA, the Employer, its officers, directors and employees, nor any member of the Administrative Committee, nor the Trustee as to its individual assets, shall be liable or responsible therefor.

12.3. Notice to be in Writing: Any notice, request, instructions or other communications required to be given or made hereunder shall be made in writing and either personally delivered to the person to whom addressed, or if to the Employer, to its Secretary, as the case may be, or by deposit of the same in the United States mail, fully postage paid and duly addressed to the person or corporation at the last address for notice shown on the records of the Administrative Committee; provided, that any notice, request, instruction or other communication may be in accordance with the provisions of the Trust Agreement adopted concurrently herewith shall be valid for all purposes.

12.4. Employees may Inspect Plan Documents: A copy of the Pension Plan and any and all future amendments thereto shall be available for inspection at all reasonable times to all Employees at the office of the Employer at or out of which the Employee is employed.

12.5. Reliance on Information Furnished by Employee: The Employer, the Board, the Administrative Committee, the Trustee and any other person involved in the administration hereof, who shall act in reliance thereon shall be entitled to rely upon any representation made or evidence furnished by any Employee in respect to age or other facts required to be determined under any of the provisions of the Pension Plan and shall not be liable on account of the payment of any monies in reliance upon any representation or evidence which, upon being made or furnished, shall be binding upon the Employee but not upon the Employer, the Board, the Administrative Committee or the Trustee; but nothing herein contained shall be construed to prevent the Employer, the Board, the Administrative Committee or the Trustee from contesting any representation, or to relieve the Employee from the duty of submitting additional satisfactory proof of age or any other fact.

12.6. Spendthrift Clause: Wherever and whenever it is provided in this Plan for payments or distributions to be made, whether in money or otherwise, the payments or distributions shall be made directly into the hands of the Employee and not into the hands of any other, whether claiming by their authority or otherwise, in such manner, that the payments or distributions shall not be subject to anticipation or assignment or garnishment, attachment or execution or levy of any kind, or be liable for any debts or obligations of the Employee, provided, that deposit to the credit of an Employee in any bank or trust company shall be deemed payment into his hands, and provided further that in the event any person otherwise entitled to receive any payment or distribution shall be a minor or an incompetent, the payment or distribution may be made to his guardian or any other person in behalf of the payee in the sole discretion of the Administrative Committee, or of the Trustee in the absence of specific directions from the Administrative Committee. Notwithstanding the preceding sentence, a judgment, order, decree or settlement in accordance with Section 401(a)(13)(C) of the Code shall be recognized.

12.7. Law to Govern: Except as preempted by Federal law, this Pension Plan and every provisions thereof shall be construed and its validity determined according to the laws of the State of Kansas.

12.8. Complete Agreement Clause: This Pension Plan and each and every provision thereof shall be binding on the parties hereto and their respective representatives, successors, heirs, executors, administrators and assigns and upon all participating Employees, retired Employees, their Beneficiaries and estates.

12.9. Copies of This Plan as Originals: This Pension Plan may be executed in any number of counterparts, each of which shall be deemed the original although the others shall not be produced, and shall be binding on the respective successors and assigns of the Employer.

12.10. Effect of Delay in Payment of Benefit: Under no circumstances shall any interest be payable on any Benefit, monthly Pension payment or cash settlement payment by reason of non-payment on the due date, regardless of the lapse of time before payment is actually made, and regardless of the reason for delay in payment.

12.11. Qualified Domestic Relations Orders: Notwithstanding any provision contained herein, nothing shall prevent the Plan from paying any benefit pursuant to a "Qualified Domestic Relations Order," as defined in Section 414
(p) of the Code. Upon receiving a Qualified Domestic Relations Order, the Administrative Committee shall notify the Participant affected and any other alternate payee as required by law. The Administrative Committee shall also determine whether any order received is a Qualified Domestic Relations Order. Any payment made pursuant to a Qualified Domestic Relations order shall reduce the Accrued Benefit of the affected Participant and any present value calculation necessary to determine the reduction of Accrued Benefit shall use the interest rate specified in the definition of Actuarial Equivalent.

                                  ARTICLE XIII

                  Admission to the Plan of Affiliated Companies

13.1. Method of Adoption: Any corporation now or hereafter becoming an Affiliated Company of the Corporation, may at any time become a Participating Affiliated Company by executing a formal written adoption of the Plan and the Trust Agreement thereunder, on the following terms and conditions.

13.2. Definition of "Employer": A Participating Affiliated Company shall be "the Employer" with respect to its eligible employees, and each eligible employee shall be an "Employee" with respect to his employer, as those terms are used in the Plan, except as otherwise provided in this Article XIII.

         (a) The "effective date" of the Plan as to the Participating Affiliated Company and its eligible employees shall be the first day of the calendar month during which the Participating Affiliated Company adopts the Plan or, if so provided in the adoption, the first day of any preceding calendar month during the same calendar year, or at any other time agreed to by the Participating Affiliated Company and the Corporation.

         (b) All eligible employees of the Participating Affiliated Company employed at the date of adoption or thereafter shall, if eligible, be Participants under the Plan and shall submit to the Administrative Committee in writing the information (age, etc.) necessary to determine their rights and to make the actuarial determinations under the Plan.

         (c) No provision of the Plan with respect to past service or Past Service Unit Credit or Employer contributions with respect thereto shall apply to a Participating Affiliated Company or its eligible or participating or retired employees, and Annual Unit Credits will accumulate only with respect to service after the effective date, but the Participating Affiliated Company may, if so provided in the adoption, make or otherwise provide for the payment of the entire contribution to the Trust necessary to fund that portion of the first Annual Unit Credit (or partial Annual Unit Credit if the effective date is not January 1st) applicable to the period from the effective date to the first day of the calendar month following the date of adoption of the Plan.

         (d) The provisions of this Article XIII shall apply to each Employer and its respective employees separately, and if an Employer terminates the Plan as to it under Article X, the actuary shall prorate the Trust Fund as of the date of termination using sound actuarial and accounting practices and segregate the portion of the Trust Fund applicable to the terminating Employer and its participating and retired employees. References to "the Trust Fund" in
Article X shall refer to the segregated portion of the Fund.

         (e) A Participating Affiliated Company that ceases to be an Affiliated Company by reason of the sale by the Corporation of the Participating Affiliated Company's stock shall cease to be a Participating Affiliated Company on the date of the stock sale

                                  ARTICLE XIV

                                Multiple Trustees

14.1. Multiple Trustees: The Employer may adopt Trust Agreements with two or more Trustees of similar import and effect to the existing Trust Agreement into which Employer contributions may be made and from which benefits may be paid in accordance with the terms, provisions and conditions of this Pension Plan and the Trust Agreement.

14.2. Single Fund: If and when multiple Trustees are serving under the Plan, the aggregate of the Trust Funds held and administered by all Trustees shall, for the purposes of benefits under the Plan, constitute a single Trust Fund. Employer annual contributions may be made to either or any Trustee with respect to its fund, or part to two or more Trustees.

14.3. Transfer of Assets From One Trustee to Another: The Administrative Committee may direct any Trustee to transfer specified fund assets to another Trustee if needed to make pension or other required payments; and the Employer may on thirty (30) days' written notice direct transfer of specified fund assets to another Trustee for investment, management and disbursement under the Plan.

14.4. Termination: If the Plan is terminated when multiple Trustees are serving, each Trustee (except the one first appointed) shall promptly transfer its fund assets to the Trustee designated by Employer, who shall carry out the Trustee obligations under Article X of the Plan relating to liquidation on termination.

                                   ARTICLE XV

                    Tax Equity and Fiscal Responsibility Act
                          of 1982/Top-Heavy Provisions

15.1. Application The provisions of this Article XVI shall only be applicable if the Plan becomes "top-heavy" (as defined in Section 416(g) of the Code) aggregating this Plan and all other qualified plans maintained by the Employer, i.e., generally, if 60% or more of the aggregate present value of the Accrued Benefits of participants of this Plan and the accounts of Participants in the defined contribution plans as of any "determination date" (as defined in Section 416(g)(4) of the Code), i.e., the December 31 beginning as of December 31, 1983, is attributable to "key employees" (as defined in Section 416(i) (1) of the Code). The actuarial assumptions used to determine the aggregate present value of Accrued Benefits for this purpose shall be the funding assumptions then in effect. If the Plan becomes "top-heavy" as of any determination date, then effective in the next succeeding Plan Year, the provisions of this Article XVI shall apply.

         (b) The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

         (c) Benefits will not be taken into account in determining the top-heavy ratio for any Employee who has not performed services for the Employer during the last one-year period ending upon the determination date.

         (d) The Accrued Benefit of a Participant other than a key employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or
(2) if there is no method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

15.2. Special Vesting Rule: Notwithstanding the provisions of Section 4.2 hereof to the contrary, a Participant shall be fully vested in his Accrued Benefit or minimum accrued benefit upon the accrual of six years of Vesting Service and shall be partially vested after accrual of two years of Vesting Service as determined in accordance with the following schedule:

Years of Vesting Service     Vesting Percentage
------------------------     ------------------
   Less than 2 years                 0%
   2 years                          20%
   3 years                          40%
   4 years                          60%
   5 years                         100%

15.3. Special Minimum Benefit: Notwithstanding the provisions of Section 2.1(b) and/or Section 4.4 hereof to the contrary, each Active Participant of the Plan who is not a "key employee" (as defined in Section 416(i) of the Internal Revenue Code) shall be entitled to a minimum accrued monthly benefit equal to
(i) the amount otherwise provided by this Plan or (ii) one-twelfth (1/12) of two percent (2%) of the Participant's Average Final Compensation multiplied by his years of Credited Service up to ten (10) years after 1983 for each Plan Year in which the Plan was "top-heavy" (as defined in Section 416 of the Internal Revenue Code), and benefits (within the meaning of Section 410(b) of the Code) at least one (1) key employee or former key employee, whichever is greater. For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining Credited Service with the Employer, any service with the Employer shall be disregarded to the extent that the service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key employee or former key employee.

15.4. Prohibited Distributions: Notwithstanding any provisions contained herein to the contrary, in no event shall a "key employee" Participant's distribution from the Plan commence (or Plan benefit otherwise be paid) before he reaches age 59-1/2 unless the Participant acknowledges, in writing, that he is either going to rollover the distribution to an Individual Retirement Plan or he understands that the distribution is subject to a 10% tax penalty.

15.5. Key Employee Defined(a) The term "key employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was (i) an officer of the Employer having an annual compensation greater than one hundred thirty thousand dollars ($130,000) (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), (ii) a 5% owner of the Employer, or
(iii) a 1% owner of the Employer having an annual compensation in any Plan Year of more than One Hundred and Fifty Thousand Dollars ($150,000).

         (b) For purposes of (a) above, "annual compensation" means compensation as defined in Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.